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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S. C. SECTION 1350

The undersigned hereby certifies that the Form 10-K Annual Report of Quaker Chemical Corporation (the "Company") for the year ended December 31, 2002 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2003                   Signed:  /s/ Ronald J. Naples
                                                 -------------------------------

                                          Name:  Ronald J. Naples
                                         Title:  Chief Executive Officer
                                                 Quaker Chemical Corporation